UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

JDA Software Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14400 North 87th Street

Scottsdale, Arizona 85260-3649

(Address of principal executive offices including zip code)

(480) 308-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, certain putative class action lawsuits have been filed in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of November 1, 2012 (the “Merger Agreement”), by and between JDA Software Group, Inc. (the “Company”), RP Crown Parent, LLC and RP Crown Acquisition Sub, LLC.

On December 7, 2012, counsel for the parties in In re JDA Software Group, Inc. Stockholder Litigation, C.A. No. 8049-VCN, which represents the previously consolidated Delaware actions of Neuman v. JDA Software Group, Inc. and New Jersey Building Laborers Annuity Fund v. JDA Software Group, Inc. (the “Consolidated Delaware Action”), and D’Agostino v. JDA Software Group, Inc., Case No. CV 2012-056375, in the Superior Court of the State of Arizona, Maricopa County, (the “Arizona Action”) entered into a Binding Memorandum of Understanding (the “Binding MOU”) in which they agreed on the terms of a settlement of the Consolidated Delaware Action. The proposed settlement is conditioned upon, among other things, final approval of the proposed settlement by the Court.

Pursuant to the terms of the Binding MOU, the Company has agreed to make certain supplemental disclosures related to the transactions contemplated by the Merger Agreement, all of which supplemental disclosures are set forth in the Schedule 14D-9/A filed by the Company with the Securities and Exchange Commission on December 7, 2012. In addition, in connection with the settlement and as provided in the Binding MOU, the parties contemplate that plaintiffs’ counsel will seek an award of attorneys’ fees and expenses as part of the settlement, and plaintiffs and the putative stockholder class will release defendants from any and all liability relating to the transactions contemplated by the Merger Agreement. Notwithstanding the Binding MOU, there can be no assurance that the transactions contemplated by the Merger Agreement will be consummated or that the Court will approve the settlement contemplated by the Binding MOU. In such event, the proposed settlement as contemplated by the Binding MOU may be terminated. The settlement will not affect the amount of the consideration that the Company’s stockholders are entitled to receive in the transactions contemplated by the Merger Agreement.

Defendants deny all liability with respect to the facts and claims alleged in the Consolidated Delaware Action and the Arizona Action and specifically deny that any breach of fiduciary duty occurred, or that any further disclosure is required to supplement the Schedule 14D-9 filed by the Company on November 15, 2012 or the Schedule TO filed by Parent, Merger Sub and certain of their affiliates on November 15, 2012 in connection with the transactions contemplated by the Merger Agreement under any applicable rule, statute, regulation or law. However, to avoid the risk that the Consolidated Delaware Action and Arizona Action may delay or otherwise adversely affect the consummation of the transactions contemplated by the Merger Agreement, to minimize the expense and uncertainty of defending such action, and to provide additional information to the Company’s stockholders at a time and in a manner that would not cause any delay of the transactions contemplated by the Merger Agreement, defendants have agreed to the terms of the proposed settlement described above. The parties further considered it desirable that the Consolidated Delaware Action be settled and the Arizona Action be dismissed with prejudice to avoid the expense, risk, inconvenience and distraction of continued litigation and to fully and finally resolve the settled claims. Plaintiffs in the Consolidated Delaware Action have agreed to stay the Consolidated Delaware Action and to stay and not to initiate any and all other proceedings other than those incident to the settlement itself, including without limitation the Arizona Action, pending final approval by the Court of Chancery of the State of Delaware of the settlement, and to dismiss the Consolidated Delaware Action with prejudice upon final approval by the court of the settlement of the Consolidated Delaware Action and to seek dismissal with prejudice of the Arizona Action no later than five business days after the date on which the order of the Court of Chancery of the State of Delaware approving the settlement becomes final and no longer subject to further appeal or review.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Binding MOU, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward Looking Statements

This report may contain forward-looking statements. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the Company and members of its senior management team. Forward-looking statements include, without limitation, statements regarding prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on August 6, 2012, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K, its Solicitation/Recommendation Statement on Schedule 14D-9, filed with the SEC on November 15, 2012, its preliminary Proxy Statement on Schedule 14A, filed with the SEC on November 21, 2012, and the tender offer documents filed by Merger Sub and certain of its affiliates, including Parent, each as amended from time to time. All of the materials related to the transaction (and all other transaction documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Company common stock has been made pursuant to a tender offer statement on Schedule TO, containing an Offer to Purchase and related tender offer documents, filed by Merger Sub and certain of its affiliates with the SEC. In addition, the Company has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THESE DOCUMENTS, AS AMENDED FROM TIME TO TIME, CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The tender offer materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be proxy solicitation material in respect of the proposed acquisition of the Company by an affiliate of Parent. In connection with the potential one-step merger, the Company has filed a preliminary Proxy Statement on Schedule 14A with the SEC. Additionally, the Company intends to file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of the Merger Agreement. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE WILL CONTAIN IMPORTANT INFORMATION, AND INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND CONSIDER THESE MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION. The materials filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and stockholders will also be able to obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

The Company and its directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s definitive proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on October 4, 2012, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on August, 6, 2012, and the preliminary Proxy Statement on Schedule 14A and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of the Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, are set forth in the preliminary Proxy Statement on Schedule 14A relating to the transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Memorandum of Understanding, dated December 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA SOFTWARE GROUP, INC.

Date: December 7, 2012	By:	/s/ Peter S. Hathaway
Peter S. Hathaway
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Memorandum of Understanding, dated December 7, 2012